CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS	12 Months Ended
Dec. 31, 2019
CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS [Abstract]
CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
5.	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

The preparation of the condensed interim consolidated financial statements in accordance with generally accepted accounting principles requires management to make accounting estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenues and expenses during the reporting period. These estimates require management to make difficult, subjective or complex judgments and estimates about matters that are inherently uncertain. Management bases its estimates on various factors, including past trends, expectation of future events regarding the outcome of events and results and other assumptions that it believes are reasonable.

(a) Provisions for legal claims and others

The Company has certain liabilities with respect to existing court or out-of-court claims, lawsuits and other proceedings, including those involving legal and regulatory matters. The Company records liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Such provisions are based on developments known at the date of the issuance of these consolidated financial statements, estimates of the outcome of these matters and the experience of its legal counsel in contesting, litigating and settling other matters. As the scope of the liabilities become better defined, there will be changes in the estimates of future costs, which could have a material effect on the Company’s future results of operations and financial condition or liquidity.

(b) Income Tax

Deferred tax assets are recognized for all tax losses to the extent that it is probable that there will be a tax benefit against which these losses can be utilized. Determining the amount of deferred tax assets that can be booked requires a considerable judgment by our management, based on the probable term and level of future taxable profits together with future tax planning strategies and macroeconomic variables affecting the business.

On December 29, 2017, the PEN promulgated and put into effect through Decree 1112/2017 a tax reform enacted in the National Congress through Law No. 27,430 (the “Tax Reform”). This reform establishes a gradual reduction of the applicable rate for the calculation of income tax. Subsequently, through the enactment of the Solidarity Law, the Argentine Government defined the postponement of the current tax rate for fiscal years that began on January 1, 2020.

Note 14 “Income tax and deferred tax” includes more detailed information on Income Tax.

(c) Impairment of PPE

As mentioned in Note 4.j, the Company periodically evaluates the existence of events or significant changes that could have adverse effects on the Company or will take place in the near future that could affect the recoverable value of the PPE amounts. An asset’s recoverable amount is the higher of the fair value less costs to sell that asset, and its value-in-use These evaluations are carried out at the lowest level for which there are identifiable cash flows, that is, for each single cash generating unit or CGU. TGS considers each of its business segments to be a CGU.

When assessing whether an impairment indicator may exist, TGS evaluates both internal and external sources of information, such as the following:

•	Whether significant decreases in the market values of PPE elements took place.
•	Whether prices of the main products and services that are marketed decreased.
•	Whether significant changes in the regulatory framework were introduced.
•	Whether operating costs suffered a materially increase.
•	Whether evidence of obsolescence or physical damage has occurred.
•	Whether the macroeconomic situation in which TGS carries out its activities, including significant variations in the sale prices of products, raw materials, interest rates, etc, has worsen.

Since August 2019, the main macroeconomic and business variables of Argentina suffered a significant deterioration which led the Argentine Government to take measures accordingly even affecting the regulatory framework of the Natural Gas Transportation segment (see Notes 1 and 17). Given these indicators of impairment of the recorded amounts of PPE, the recoverable value of each of the CGUs has been calculated based on its value in use.

The value in use is calculated on the basis of discounted future cash flows. The projected cash flows are prepared taking into account: (i) for assets associated with the Liquids and Commercialization segment, projections of the prices of liquids and purchase cost of natural gas used as raw material; (ii) for assets associated with the Natural Gas Transportation segment, estimates of future tariff adjustments and the recognition of cost adjustments; (iii) for assets associated with the Other Services segment, future expectation of the need of Vaca Muerta gas producers to evacuate untreated natural gas; (iv) projections of the future costs to be incurred, (iv) expected macroeconomic variables such as interest rates, inflation, foreign exchange rates. The discount rate is based on a weighted average cost of capital (“WACC”).

In performing the analysis for the Natural Gas Transportation segment, the Company considered among others: (i) the status of negotiations with the Argentine Government, (ii) the contractual rights derived from the License, (iii) Management´s expectations regarding the procedures and actions initiated, (iv) the Company´s expectations regarding the new RTI process required by the Argentine Government and (v) the impact of a cost monitoring scheme that allows the realization of semiannual adjustments to current tariffs.

The Company has prepared three different estimates of expected cash flows by sensitizing its main variables and thus determining a baseline scenario that allows its comparison with the book value of the Natural Gas Transportation segment. In addition, the Company performed a sensitivity analysis of the probability of occurrence of each scenario and concluded that an increase of up to 70 percentage points in the weighted probability of the pessimistic case (from 30% to 100%) and a reduction in the probability of occurrence of the optimistic scenario and in the probability of occurrence of the base scenario (reducing each to zero) would not generate a value that would require an adjustment in carrying amount for impairment.

In performing the analysis for the Production and Commercialization of Liquids segment, the Company based it on, among others, future evolution of international liquid prices based on available public information, and projections of the future costs to be incurred to acquire natural gas for gas processing.

In performing the analysis for the Other Services segment, the Company based it on future expectation of the need of Vaca Muerta gas producers to evacuate untreated natural gas to extend the current firm shipping contracts, and projections of the contractual tariffs based on international inflation index.

Based on the analysis performed the Company did not identify the need for recording any impairment of the PPE amounts as of December 31, 2019.

The estimated recoverable values are sensitive to the significant variation of the assumptions applied, including the determination of future tariffs by the Argentine Government on the Natural Gas Transportation business segment, and the expectation of the development of Vaca Muerta gas fields on our Other Services business segment. In any case, we cannot assure with certainty that actual cash flows will be in line with the assumptions applied. Therefore, significant differences could arise in the future in relation to the estimated values in use.

No impairment indicators were identified during the years ended December 31, 2018 and 2017.